UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
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Soliciting Material under §240.14a-12

REGENERON PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
REGENERON PHARMACEUTICALS, INC.
2023 Annual Meeting
Vote by June 8, 2023 11:59 PM ET for shares held directly
and June 6, 2023 11:59 PM ET for shares held in a Plan.

REGENERON PHARMACEUTICALS, INC. 777 OLD SAW MILL RIVER ROAD TARRYTOWN, NY 10591-6707 ATTN: CORPORATE SECRETARY

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You invested in REGENERON PHARMACEUTICALS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 9, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 26, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 9, 2023 10:30 AM ET Virtually at: www.virtualshareholdermeeting.com/REGN2023

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Joseph L. Goldstein, M.D.	For
1b.	Christine A. Poon	For
1c.	Craig B. Thompson, M.D.	For
1d.	Huda Y. Zoghbi, M.D.	For
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	For
3.	Proposal to approve, on an advisory basis, executive compensation.	For
4.	Proposal to approve, on an advisory basis, the frequency of future advisory votes on executive compensation.	Year
5.	Non-binding shareholder proposal, if properly presented, requesting report on a process by which access to medicine is considered in matters related to protecting intellectual property.	Against
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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